TURNER FUNDS

TURNER EMERGING GROWTH FUND

Institutional Class

Investor Class

Supplement dated April 14, 2011

to the Prospectus dated January 31, 2011

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS.  THIS SUPPLEMENT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

Effective immediately, the Turner Emerging Growth Fund (the “Emerging Growth Fund”) is reopened to new investors and existing shareholders.  In accordance with this change, the reference on page 19 to the Emerging Growth Fund being closed to new investors, including the corresponding footnote, is hereby deleted.  In addition, all references to the Emerging Growth Fund in the paragraphs under the heading “Closing the Funds to New Investors” on page 63 are hereby deleted in their entirety.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

(TUR-FS-03-02)